SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2003

VITRIA TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27207	77-0386311
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer identification No.)

945 Stewart Drive

Sunnyvale, CA 94085

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 212-2700

Item 7.  Financial Statements and Exhibits.

(c) Exhibits

99.1	Press Release, dated April 30, 2003, entitled “Vitria Announces First Quarter Results.”

Item 9.  Regulation FD Disclosure.

In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under “Item 12. Disclosure of Results of Operations and Financial Condition,” is instead furnished under “Item 9. Regulation FD Disclosure.”

On April 30, 2003, Vitria Technology, Inc. issued a press release announcing its results for the three months ended March 31, 2003. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITRIA TECHNOLOGY, INC.

Dated: April 30, 2003	By:	/s/ JOMEI CHANG, PH.D.
JoMei Chang, Ph.D. Chief Executive Officer

3.

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated April 30, 2003, entitled “Vitria Announces First Quarter Results.”

4.